2nd Quarter 2022 Financials

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) contains, and future oral and written statements of HTLF and its management may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "may", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2021, include, among others: • Coronavirus Disease 2019 ("COVID-19") Pandemic Risks, including risks related to the ongoing COVID-19 pandemic and measures enacted by the U.S. federal and state governments and adopted by private businesses in response to the COVID-19 pandemic; • Economic and Market Conditions Risks, including risks related to changes in the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. In addition, many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect HTLF’s customers and the economies where they operate. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the SEC.

3 $1.17 EPS available to common shareholders 57.66% Efficiency Ratio fully tax equivalent (non-GAAP) $49.9 million of net income available to common shareholders $552M Loan Growth for the quarter, excluding PPP Loans 2Q 2022 Highlights Initiated Charter Consolidation Citywide Banks charter consolidated into HTLF Bank 3 bps of Net Charge-Offs to average loans

3-year EPS (TTM) CAGR of 3.6% 3-year Common Dividend CAGR of 19.1% $2.61 $2.14 $0.44 $0.54$1.20 $0.97 $1.41 $1.17 Diluted EPS Dividends 2021 2022 4 HTLF Diluted EPS and Common Dividends $4.14 $3.57 $5.00 $0.68 $0.80 $0.96 Diluted EPS Dividends 2019 2020 2021 Through 6/30Annual

N et In co m e - M ill io ns $149.1 $133.5 $211.9 $110.4 $90.9 $149.1 $133.5 $211.9 $50.8 $41.1 $59.6 $49.9 Net Income Available to Common Shareholders Net Income Available to Common Shareholders - YTD Comparison 2019 2020 2021 2022 YTD 3-year Asset CAGR of 17.4% A ssets - B illions $11.4 $19.7 Assets 5 HTLF Assets and Earnings Growth

Note: 2022 Forbes Media LLC, used with permission AMONG THE HIGHEST PURCHASE VOLUME GROWTH FOR VISA® COMMERCIAL CARD ISSUERS 2015 | 2016 | 2017 | 2018 2019 | 2020 | 2021 Forbes Best Banks in America 2013 | 2017 | 2018 | 2019 2020 | 2021 | 2022 Ranked #28 in 2022 HTLF Excellence Recognition 6

7 Improving Customer Experiences with Technology ▪ Upgrading consumer and commercial online banking experiences ▪ Enhancing commercial online account analytics, document management and form availability ▪ Improving access to real time transaction and account data ▪ Improving loan document handling and Loan Administration processing times ▪ Launching Zelle, to enable Consumer customers to make fast, safe and easy person-to- person payments

Corporate Profile 8

Company Overview – NASDAQ: HTLF Fiscal 2Q 2022 Financial Highlights ▪ Headquartered in Dubuque, Iowa ▪ Holding company established in 1981; NASDAQ member since 2003 ▪ HTLF conducts banking business through 11 local bank brands ▪ Commercial focused bank supported by a significant Consumer network and Wealth Management solutions ▪ 121 full-service branches located across 12 states in the Midwest, Southwest and Western regions of the country ▪ $1.76B in market capitalization Dollars in millions As of 2Q22 Balance Sheet Total Assets $19,658 Total Loans Held for Investment $10,678 Total Deposits $17,226 Loan / Deposit Ratio 61.99 % Tangible Common Equity 1 $1,059 Total Common Equity $1,663 Capital Total Common Equity / Total Assets 8.46 % Tang. Common Equity / Tang. Assets 1 5.56 % Tier 1 Leverage Ratio 8.79 % CET1 Ratio 11.16 % Tier 1 Capital Ratio 11.95 % Total RBC Ratio 15.14 % QTD YTD Profitability Net Interest Margin, fully tax-equivalent 1 3.22% 3.17 % Cost of Interest Bearing Deposits 0.24% 0.18 % Return on Avg. Assets 1.06% 0.99 % Return on Avg. Tangible Common Equity 1 18.35% 15.08 % Efficiency Ratio FTE 1 57.66% 61.02 % Asset Quality NPAs / Assets 0.34 % NCOs / Avg. Loans 0.03% 0.25% 9 Company Overview 1. See appendix for reconciliation of non-GAAP financial measures

Values and Guiding Principles ▪ Integrity – Always do the right thing. Be honest and open. ▪ Accountability – Keep your promises, follow through and follow up. ▪ Community – Engage your community and your team. Unlock the potential around you. ▪ Excellence – Exceed expectations – every customer, every time. Strength. Insight. Growth. ▪ It’s what we bring to our customers, communities, employees and shareholders ▪ Strong corporate leadership and innovative thinking have uniquely positioned us ▪ Our business model and diverse geographic footprint reduce risk and drive organic growth ▪ Complemented by strategic M&A and talent acquisition 10 We See Growth Everywhere

Commercial-focused local banking with the scale to compete at any level $20 billion corporate strength and resources ▪ Unique business model powers our bank brands with technology, efficiency and strength ▪ We’re investing in talent, developing products and implementing technology to enhance the customer experience 11 locally managed bank brands ▪ Decision making is local and focused on growing customers and relationships ▪ Committed to our core commercial business supported by strong retail and wealth management 11 Powered by HTLF

As of 2Q22 Asset 3Y CAGR 17.4 % Gross Loans 3Y CAGR 10.7 % Deposits 3Y CAGR 19.4 % Average ROATCE, non-GAAP 1 14.2 % EPS (TTM) 3Y CAGR 3.6 % Dividend 3Y CAGR 19.1% 121. See appendix for reconciliation of non-GAAP financial measures A Steadfast Commitment to Growth 3-year lookback

HTLF

Strength. Insight. Growth.

Geographic Footprint



Rocky Mountain Bank
MINNESOTA
WISCONSIN
DUBUQUE BANK
ILLINOIS
Bank of Blue Valley
CITYWIDE BANKS
PREMIER VALLEY BANK
Arizona Bank & Trust
NEW MEXICO
FirstBank

Local Bank Brands by Region

West/Southwest

Total - West/Southwest

- Total Deposits: $11,016,998
- No. of Branch Offices: 85

Arizona Bank & Trust - AZ

- Total Deposits: $1,779,433
- No. of Branch Offices: 9

New Mexico Bank & Trust - NM

- Total Deposits: $2,420,220
- No. of Branch Offices: 22

First Bank & Trust - TX

- Total Deposits: $2,505,553
- No. of Branch Offices: 20

Premier Valley Bank - CA

- Total Deposits: $1,174,613
- No. of Branch Offices: 6

Citywide Banks - CO

- Total Deposits: $2,449,838
- No. of Branch Offices: 19

Rocky Mountain Bank - MT

- Total Deposits: $687,341
- No. of Branch Offices: 9

Midwest

Total - Midwest

- Total Deposits: $6,511,290
- No. of Branch Offices: 36

Minnesota Bank & Trust - MN

- Total Deposits: $734,755
- No. of Branch Offices: 2

Wisconsin Bank & Trust - WI

- Total Deposits: $1,111,919
- No. of Branch Offices: 11

Dubuque Bank & Trust - IA

- Total Deposits: $1,863,077
- No. of Branch Offices: 8

Illinois Bank & Trust - IL

- Total Deposits: $1,581,620
- No. of Branch Offices: 6

Bank of Blue Valley – KS/MO

- Total Deposits: $1,219,919
- No. of Branch Offices: 9

Top 10 Metropolitan Markets (MSAs)

Market	Market Deposits ($000)	Strategic Fit
Denver-Aurora-Lakewood, CO	$1,789,330	Growth Market
Dubuque, IA	1,471,524	Legacy Market Leader
Phoenix-Mesa-Chandler, AZ	1,450,248	Growth Market
Rockford, IL	1,247,034	Legacy Market Leader
Albuquerque, NM	1,191,224	Legacy Market Leader
Lubbock, TX	1,008,888	Growth Market
Kansas City, MO-KS	931,428	Growth Market
Minneapolis-St. Paul-Bloomington, MN-WI	762,549	Growth Market
Fresno, CA	517,221	Growth Market
Madison, WI	469,500	Growth Market

Note: MSA - Metropolitan Statistical Area

13

Strategic Focus & Initiatives 14

HTLF is well-positioned for continued progress within our five areas of strategic focus ▪ Continue driving organic growth ▪ $552 million loan growth (21.9% annualized) in 2Q 2022 (ex. PPP) ▪ $1.5 billion loan growth (16.0% annualized) over the last four quarters (ex. PPP) ▪ Acquiring new customers and deepening relationships with existing partners ▪ Attracting and retaining high quality talent ▪ Effective cost management ▪ Maintaining strong credit quality Key initiatives underway to support our areas of strategic focus ▪ Talent acquisition and market expansion ▪ Charter consolidation ▪ Branch & geographic footprint optimization HTLF Branch Count 142 130 121 12/31/20 12/31/21 6/30/22 15 Strategic Focus: Driving Profitable Growth

16 New Commercial Relationships B al an ce S he et - M ill io ns N um ber of N ew R elationships $257.3 $333.6 $294.9 $328.1 $20.5 $63.0 $62.1 $36.6 239 302 323 322 Loan balances ($M) Deposit Balances ($M) New Commercial Relationships 3Q21 4Q21 1Q22 2Q22 Over 1,100 New commercial relationships $182M New deposits $1.2B Loans funded Over the past 12 months

17 Supporting Growth in Our Banks Expanding in Adjacent Growth Markets ▪ Industry Research ▪ Trade Finance ▪ Swap/FX Capabilities Talent Acquisition ▪ Expanding Specialized Industry Group ▪ California based Food & Agribusiness division (23 FTEs) added since 3Q 2021 ▪ Adding local bankers to in-market bank teams ▪ Significant team added in the Colorado market in 1st half of 2021 ▪ 23 Commercial bankers adds/upgrades in various growth markets across the footprint in the 2nd half of 2021 Market Expansion ▪ Cedar Rapids ▪ Des Moines ▪ St. Paul ▪ Western Chicago Suburbs M&A Transactions Completed Talent Adds (Teams/multiple adds) Market Expansion Initiatives Underway ▪ Healthcare ▪ Professional Business Services ▪ Franchise Finance ▪ Commercial Real Estate ▪ Specialty Manufacturing & Distribution ▪ Non-Profits ▪ Syndications

Consolidation Progress to Date ▪ Process will take 18-24 months to complete ▪ Initial bank consolidation completed in June 2022 ▪ Final bank consolidation on track to complete in late-2023 ▪ Total projected restructuring costs of $19-20 million ▪ $2.8 million restructuring expense YTD ▪ $4.7 million since project initiation ▪ Benefits from consolidation expected to reach $20 million annually ▪ Aligning our core expenses to 2.15% of Average Assets or lower ▪ Increasing operating capacity to support future growth 18 Charter Consolidation Initiative Consolidation Objectives ▪ Consolidate 11 existing bank charters into HTLF Bank, based in Denver, Colorado ▪ Banks maintain their current brands with local leadership and decision making ▪ Local Bank Directors will continue to be valuable contributors and advisors, focused on: ▪ Growth and profitability optimization strategies ▪ Community involvement and investment ▪ Customer and prospect development ▪ Operations and administrative functions remain largely in Dubuque, Iowa

1. See appendix for reconciliation of non-GAAP financial measures 2. In 2019, due to strong gains from the sale of the servicing book, Non-Core Expenses were negative for the year Efficiency Ratio1 Trend Leveraging Core Costs and Growth 2.90% 2.51% 2.33% 2.26% 2.18% 2.94% 2.41% 2.27% 2.25% 2.19% 0.10% 0.07% $12.0 $19.4 $19.6 Core Expenses Non-Core Expense (Restructuring, Tax Credits, Gain/Loss on Sales & Valuations) Average Assets ($B) 2019 2020 2021 2022 YTD 2Q2022 62.50% 56.65% 59.48% 61.02% 57.66% 2019 2020 2021 2022 YTD 2Q2022 19 Operating Efficiency Improving by Leveraging Core Costs and Growth 2

Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days $87,578 $94,970 $71,889 $67,532 0.66% 0.53% 0.37% 0.34% NPAs ($000) NPAs / Assets (%) 2019 2020 2021 2Q22 $80,653 $88,106 $69,919 $63,004 0.96% 0.88% 0.70% 0.59% NPLs ($000) NPLs / Gross Loans (%) 2019 2020 2021 2Q22 $8,225 $28,918 $3,812 $12,908 0.11% 0.32% 0.04% 0.25% NCOs ($000) NCOs / Avg Loans (%) 2019 2020 2021 YTD $27,823 $22,881 $7,362 $6,6020.33% 0.23% 0.07% 0.06% Delinquencies Delinquencies / Total Loans (%) 2019 2020 2021 2Q22 20 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due; non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets

Financial Summary 21

Total Assets ($B) Total Deposits ($B) Loans Held to Maturity ($B) Loans / Deposits (%) 13.2 17.9 19.3 19.7 2019 2020 2021 2Q22 11.0 15.0 16.4 17.2 9.9 13.7 15.4 16.1 Non-Time Time 2019 2020 2021 2Q22 8.4 10.0 10.0 10.7 8.4 9.1 9.8 10.7 Core Loans PPP Loans 2019 2020 2021 2Q22 75.8 66.9 60.6 62.0 2019 2020 2021 2Q22 22 Balance Sheet Summary

Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Total Revenues ($M) 1.24 0.93 1.19 0.99 1.06 2019 2020 2021 2022 YTD 2Q 2022 15.73 12.28 15.59 15.08 18.35 2019 2020 2021 2022 YTD 2Q 2022 200.8 241.1 257.7 138.5 129.0200.8 241.1 257.7 67.5 58.5 71.0 70.5 PPNR PPNR YTD Comparison 2019 2020 2021 2022 YTD 549.9 612.0 689.5 346.2 433.7 491.7 560.6 277.1 116.2 120.3 128.9 69.1 Net Interest Income Non-Interest Income 2019 2020 2021 2022 YTD 23 Summary Profitability Items 1. See appendix for reconciliation of non-GAAP financial measures 2. Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income - Non Interest Expense

80% 81% 82% 80% 20% 19% 18% 20% NII before Provision Non Interest Income excluding Security Gains 2019 2020 2021 2022 YTD Retail Services Revenue 36% Commercial Services Revenue 43% Loan Sales & Servicing 11% Other 10% 24 Operating Revenue Analysis YTD Operating Revenue Breakdown

QuarterlyAnnual 4.04% 3.69% 3.33% 3.17% 3.86% 3.57% 3.24% 3.11% 0.18% 0.12% 0.09% 0.06% 2019 2020 2021 2022 YTD 3.41% 3.34% 3.12% 3.12% 3.22% 3.32% 3.26% 3.07% 3.07% 3.15% 0.09% 0.08% 0.05% 0.05% 0.07% 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 n Core Business n Purchase Accounting 251. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures Net Interest Margin (non-GAAP) Breakdown1

$32.8 $33.5 $41.2 $29.8 $12.4 $13.5 $14.6 $7.8 $2.4 $1.1 $1.3 $7.9 $12.8 $13.2 $18.3 $10.8 $5.2 $5.7 $7.0 $3.2 2019 2020 2021 2022 YTD $9.7 $10.8 $11.7 $13.5 $16.3 $3.5 $3.9 $3.8 $3.8 $4.0 $0.2 $0.1 $0.9 $3.0 $4.9 $4.3 $5.0 $5.2 $5.0 $5.8 $1.7 $1.8 $1.8 $1.7 $1.5 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 n CML Service Charges n Swaps / Syndications n CML Card Solutions n Retirement Plan Services 26Note: Dollars in millions Commercial Services Revenue Trends QuarterlyAnnual

1. Durbin Amendment became effective 7/1/19 Note: Dollars in millions QuarterlyAnnual1 $44.9 $38.6 $47.9 $25.1 $16.2 $14.1 $18.0 $10.7 $10.8 $6.6 $8.9 $4.0 $17.9 $17.9 $21.0 $10.5 2019 2020 2021 2022 YTD $12.6 $12.0 $11.9 $11.7 $13.4 $5.1 $4.5 $4.4 $4.5 $6.2 $2.3 $2.2 $2.0 $2.0 $2.0 $5.2 $5.3 $5.5 $5.3 $5.2 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 n Consumer Service Charges n Debit Interchange n Private Client - Includes: Wealth Management, Brokerage, & Insurance Fees 27 Consumer Services Revenue Trends

0.84 1.16 1.62 1.63 1.47 1.39 1.29 1.15 1.12 0.99 1.31 1.30 1.21 1.19 1.11 0.99 0.95 0.17 0.16 0.14 0.14 0.14 0.15 0.16 0.17 0.15 0.19 0.12 0.06 0.03 Allowance for Credit Allowance for Unfunded Adjustment to ex. PPP 4Q19 1/1/2020 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 $15,462 $2,318 $17,780 Balance: December 31, 2021 Provision for credit losses Balance: June 30, 2022 Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) $110,088 $4,173 $(14,690) $1,782 $101,353 Balance: December 31, 2021 Provision for credit losses Charge-offs Recoveries Balance: June 30, 2022 28 Allowance for Credit Related Losses CECL Adoption

TCE/TA (%) 1 Tier 1 Leverage Ratio (%) CET1 and Tier 1 Capital Ratio (%) Total Risk Based Capital Ratio (%) 8.52 7.81 7.84 5.56 2019 2020 2021 2Q 2022 10.10 9.02 8.57 8.79 5.00 5.00 5.00 2019 2020 2021 2Q 2022 12.31 11.85 12.39 11.95 10.88 10.92 11.53 11.16 8.00 6.50 2019 2020 2021 2Q 2022 13.75 14.71 15.90 15.14 10.00 2019 2020 2021 2Q 2022 CET1 Tier 1 29 Consolidated Capital Ratios 1. See appendix for reconciliation of non-GAAP financial measures Note: Lines depict well capitalized bank levels

30 Loan Portfolio

Loan Composition by Product Type Loans by Geography Loan Held to Maturity ($M)Operating Line Utilization Rates C&I 29% CRE-OO 21% CRE-NOO 22% RESI 8% AG 8% CONS 4% CONST 8% Yield on Loans: 4.22%1 TX 15% CO 15% NM 13% IA 10% IL 8% AZ 9% WI 7% KS/MO 7% CA 7% MN 5% MT 4% 28% 30% 30% 31% 33% 47% 45% 47% 44% 42% C&I Loans Ag 2Q21 3Q21 4Q21 1Q22 2Q22 $10,012 $9,855 $9,955 $10,177 $10,678 $9,183 $9,446 $9,755 $10,103 $10,655 $829 $409 HTM Loans ex PPP PPP 2Q21 3Q21 4Q21 1Q22 2Q22 31 Diversified Loan Portfolio 1. Based on average loans QTD as of June 30, 2022 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.07%

Manufacturing 15% Construction Trade 13% Wholesale Trade 12% Real Estate Rental 10% Educational Services 8% Health Care 6% Retail Trade 7% Finance 5% Warehousing 3%All Other 21% ▪ C&I portfolio represents 29% of total loans ▪ Nonaccrual rate of 0.66% ▪ Average loan size of $484 thousand ▪ Well diversified by industry type and geography C&I Portfolio Detail C&I Loans Outstanding ($M) Portfolio Highlights Geographic Distribution IA 14% CO 12% TX 12% IL 9% NM 13% AZ 11% KS/MO 7% MN 5% CA 7% WI 7% MT 3% $2,519 $2,538 $2,645 $2,815 $3,060 2Q21 3Q21 4Q21 1Q22 2Q22 32 Commercial & Industrial (ex PPP) Portfolio Overview

Industrial / Manufacturing 16% Office 19% Retail 17% Health Services 10% Hotel / Hospitality 11% Warehousing 12% Multi-family 7% Food and Beverage 4% Educational 2% Other RE Investments 2% ▪ CRE portfolio represents 43% of total loans ▪ Nonaccrual rate of 0.53% however excluding lodging rate is 0.34% ▪ Average loan size of $1.1 million ▪ Well diversified by property type and geography Total CRE Portfolio Detail Total CRE Loans Outstanding ($M) Portfolio Highlights Geographic Distribution CO 16% NM 14% TX 12% AZ 9% KS/MO 8% IA 7% IL 9% CA 9% WI 6% MN 6% MT 4% $3,927 $4,155 $4,251 $4,428 $4,605 $1,940 $2,135 $2,240 $2,266 $2,283 $1,987 $2,020 $2,011 $2,162 $2,322 Owner Occupied Nonowner Occupied 2Q21 3Q21 4Q21 1Q22 2Q22 33 Total CRE Portfolio Overview

TX 26% WI 15% IA 16% NM 13% MT 8% KS/MO 7% CA 5% Other HTLF Markets 10% ▪ Ag portfolio represents 8% of total loans ▪ Nonaccrual rate of 1.08% ▪ Average loan size of $322 thousand ▪ Crop ins. is required on exposures >$500,000 ▪ Increase in Ag portfolio can be attributed to the newly integrated Food & Agribusiness division Portfolio Highlights Agriculture Loans Outstanding ($M) Beef Production 26% Corn and Soybeans 22% Dairy Cattle and Milk Production 9% Cotton Farming 12% Wheat Farming 4% Hog and Pig Farming 1% Other Farming 26% $680 $685 $754 $766 $837 2Q21 3Q21 4Q21 1Q22 2Q22 34 Agriculture Portfolio Overview Agriculture Portfolio Detail Geographic Distribution

Multi-Family 27% 1-4 Family 18% Land Only 9% Mini-Warehousing 8% Land Development 6% Office 9% Industrial 9% Healthcare 7% Retail 4% All Other 3% Portfolio HighlightsConstruction Portfolio Detail ▪ Construction portfolio represents 8% of total loans ▪ Nonaccrual rate of 0.28% ▪ Average loan size of $560 thousand ▪ Well diversified by property type and geography Geographic Distribution Construction Loans Outstanding ($M) CO 19% TX 21% NM 13% KS/MO 6% IA 7% AZ 13% CA 5% IL 5% MN 3% WI 4% MT 4% $854 $814 $856 $842 $845 2Q21 3Q21 4Q21 1Q22 2Q22 35 Construction Portfolio Overview

Liquidity, Investments, Funding & Capital 36

$5,991 $8,725 $9,967 $10,843 $3,860 $4,984 $5,426 $5,304 Commercial Deposits Retail Deposits 2019 2020 2021 2Q22 Deposit Composition Cost of Interest-Bearing Deposits (%) Customer Non-Time Breakdown ($M) Non Interest Bearing 35.3% Interest Bearing Checking 30.7% Savings 9.6% Money Market 18.2% Time < $100K 2.6% Time > $100K 3.2% Brokered CDs 0.4% 0.96% 0.39% 0.16% 0.18% 0.64% 0.25% 0.09% 0.11% Cost of Interest Bearing Deposits Cost of Total Deposits 2019 2020 2021 2022 YTD Portfolio ($000) Portfolio (%) Non Interest Bearing $6,087,304 35.3 % Interest Bearing Checking 5,285,777 30.7 Savings 1,647,164 9.6 Money Market 3,126,736 18.2 Total Non-Time 16,146,982 93.8 Time < $100K 446,633 2.6 Time > $100K 556,935 3.2 Brokered CDs 75,000 0.4 Total Time 1,078,568 6.2 Total Deposits $17,225,550 100.0% 61% 39% 64% 36% 65% 35% 67% 33% 37 Deposit Mix

▪ 98% of Municipal holdings rated A or better ▪ Non-Agency MBS are almost exclusively front-pay, senior securities backed by first lien mortgages or reverse mortgages. ▪ 73% of ABS are senior securitizations backed by the interest on underlying SBA securities ▪ 82% of the non-agency CMBS are short, senior, “Bridge to HUD” securities that carry 35% Credit Enhancement, 65% LTVs, floating rate coupons, and are very short (1-2 year lives). Remainder are backed by first liens on relatively low-LTV commercial properties. Portfolio Detail ($000) Sector Amortized Cost Basis Unrealized G/L US Treasury $ 13,867 $ 23 US Agency 49,837 (4,621) Municipal 1,993,108 (327,765) MBS - Agency 2,152,926 (187,617) MBS - Non-Agency 2,285,862 (93,425) CMBS - Agency 108,950 (11,099) CMBS - Non-Agency 728,743 (14,502) ABS 390,489 (7,667) Corporate Bonds 9,214 (542) Equities with a readily determinable value 20,437 — Other securities 85,899 — Total AFS Investments $ 7,839,332 $ (647,215) Municipal 81,939 3,273 Total HTM Investments $ 81,939 $ 3,273 Total $ 7,921,271 $ (643,942) Investment Portfolio 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Average Book Value ($ in millions) $6,603 $7,003 $7,695 $7,609 $7,335 Book Yield 2.27% 2.17% 1.94% 2.16% 2.46% Modified Duration 5.37 5.31 5.26 5.54 5.83 US Trsy/Agy 0.8% Municipal 26.1% MBS - Agy 27.2% MBS - Non-Agy 28.9% CMBS - Agy 1.4% CMBS - Non-Agy 9.2% ABS 4.9% Other Investments 1.5% 38Note: Allowance for Credit Losses at 2Q22 were $0 High Performing Securities Portfolio

HTLF
Strength. Insight. Growth.

Conservative Liquidity Profile

Holding Company Detail ($M)

Type	Amount Outstanding	Available
Cash & Due from Banks	N/A	$ 278.9
Revolving Credit Line with Unaffiliated Bank	$ —	100.0
Subordinated Debt	223.0	—
Trust Preferred	147.8	—
Preferred Stock	110.7	—
Total	**$ 481.5**	**$ 378.9**

Additional Sources of Bank Funding ($M)

Type	Amount Outstanding	Available
FHLB Advances	$ 0.8	$ 974.7
Federal Funds Purchased	—	426.5
Securities Sold Under Agreement to Repurchase	88.3	—
Federal Reserve Discount Window	—	534.4
Other Short-term Borrowings	9.5	—
Total	**$ 98.5**	**$ 1,935.6**

Liquidity Metrics

	2019	2020	2021	2022
Loans / Deposits	75.77 %	66.91 %	60.63 %	61.99 %
Investments / Assets	26.01 %	35.13 %	39.94 %	37.00 %
Total Borrowings / Assets	3.47 %	3.49 %	2.61 %	2.39 %

Capital Instruments ($M)

Outstanding Debt	Amount Outstanding	Mat. Date	Current Rate (%)[1]
Trust Preferred Securities	$ 147.8	Various	4.17%
Subordinated Note (non-callable)	74.7	12/30/2024	5.75%
Subordinated Note (fixed/float)[2]	148.3	9/15/2031	2.75%
Subtotal of debt	**$ 370.8**		**3.92%**
Preferred Stock[3]	$ 110.7		7.00%

Average monthly cash flow from Investments for the next 12 months: $65 - 70 million

1. Refers to weighted average rate of capital instruments
2. Subordinated note begins to float at 3 month SOFR + 210 bps on 9/15/2026, callable on this date
3. Preferred Stock begins to float at 5 yr Treasury + 6.675% on 7/15/2025, callable on this date

39

ESG Integration Project Identify Relevant ESG Sustainability Factors & Climate Risks Assess Current and Future ESG Performance, Risks, Opportunities, and Challenges Adopt a Framework to Integrate, Operationalize, Measure & Report ESG Performance 40 Contributed nearly $1.2M to local organizations Investing in solar energy Health & Safety of employees and customers Buy Local Program In 2021, funded 3,300 Buy Local loans Board Diversity Exceeds NASDAQ Board Diversity Objectives Volunteered over 2,000 hours Employee hours in 2021 Financing the development of low income housing Small Business Loans Processed 8,000 PPP loans for $1.6 billion DEI Initiatives Appointed a Chief Diversity & Inclusion Officer Established Diversity Advisory Counsel to oversee, advise and connect Diversity, Equity, and Inclusion (DEI) activities to a broader business-driven, results-oriented strategy, as well as to align with our corporate values and the future of HTLF Growth in Environmental, Social and Governance

Attractive markets support strong organic growth Recent talent acquisitions enhance growth trajectory Consistent earnings performance, utilizing leverage to drive efficiency Large granular low-cost core deposit base Solid credit metrics through many credit cycles Geographic and portfolio diversification reduces credit risk Low risk liquidity profile with healthy regulatory capital levels Disciplined and proven acquirer 41 HTLF Investor Summary

42 Contact Information

43 Appendix

Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non-interest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this press release. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. 44 Non-GAAP Financial Measures

Full Yr 2021 Full Yr 2020 Full Yr 2019 Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common stockholders' equity (GAAP) $ 2,071,473 $ 1,968,526 $ 1,578,137 Less goodwill 576,005 576,005 446,345 Less core deposit and customer relationship intangibles, net 32,988 42,383 48,688 Tangible common stockholders' equity (non-GAAP) $ 1,462,480 $ 1,350,138 $ 1,083,104 Common shares outstanding, net of treasury stock 42,275,264 42,093,862 36,704,278 Common stockholders' equity (book value) per share (GAAP) $ 49.00 $ 46.77 $ 43.00 Tangible book value per common share (non-GAAP) $ 34.59 $ 32.07 $ 29.51 Reconciliation of Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,462,480 $ 1,350,138 $ 1,083,104 Total assets (GAAP) $ 19,274,549 $ 17,908,339 $ 13,209,597 Less goodwill 576,005 576,005 446,345 Less core deposit and customer relationship intangibles, net 32,988 42,383 48,688 Total tangible assets (non-GAAP) $ 18,665,556 $ 17,289,951 $ 12,714,564 Tangible common equity ratio (non-GAAP) 7.84% 7.81% 8.52 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 560,560 $ 491,729 $ 433,729 Plus tax-equivalent adjustment(2) 7,212 5,466 4,929 Net interest income, tax-equivalent (non-GAAP) $ 567,772 $ 497,195 $ 438,658 Average earning assets $ 17,025,088 $ 13,481,613 $ 10,845,940 Annualized net interest margin (GAAP) 3.29% 3.65% 4.00 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.33% 3.69% 4.04 %Purchase accounting discount amortization on loans included in annualized net interest margin 0.09% 0.12% 0.18% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 45 Non-GAAP Reconciliations

Non-GAAP Reconciliations (cont.)

HTLF Strength. Insight. Growth.

	Full Yr 2021	Full Yr 2020	Full Yr 2019
Reconciliation of Non-GAAP Measure-Efficiency Ratio			
Net interest income (GAAP)	$ 560,560	$ 491,729	$ 433,729
Tax-equivalent adjustment[1]	7,212	5,466	4,929
Fully tax-equivalent net interest income	567,772	497,195	438,658
Noninterest income	128,935	120,291	116,208
Securities gains, net	(5,910)	(7,793)	(7,659)
Unrealized (gain) loss on equity securities, net	(58)	(640)	(525)
Gain on extinguishment of debt	—	—	(375)
Valuation adjustment on servicing rights	(1,088)	1,778	911
Adjusted income (non-GAAP)	**$ 689,651**	**$ 610,831**	**$ 547,218**
Total noninterest expenses (GAAP)	$ 431,812	$ 370,963	$ 349,161
Less:			
Core deposit and customer relationship intangibles amortization	9,395	10,670	11,972
Partnership investment in tax credit projects	6,303	3,801	8,030
(Gain) loss on sales/valuations of assets, net	588	5,101	(19,422)
Acquisition, integration and restructuring costs	5,331	5,381	6,580
Adjusted noninterest expenses (non-GAAP)	**$ 410,195**	**$ 346,010**	**$ 342,001**
Efficiency ratio, fully tax-equivalent (non-GAAP)	59.48%	56.65%	62.50%
Reconciliation of Return on Average Tangible Common Equity (non-GAAP)			
Net income (GAAP)	$ 211,873	$ 133,487	$ 149,129
Plus core deposit and customer relationship intangibles amortization, net of tax[1]	7,422	8,429	9,458
Net income excluding intangible amortization (non-GAAP)	**$ 219,295**	**$ 141,916**	**$ 158,587**
Average common equity (GAAP)	$ 2,020,200	$ 1,656,708	$ 1,473,396
Less average goodwill	576,005	456,854	415,841
Less average core deposit and customer relationship intangibles, net	37,554	44,298	49,377
Average tangible common equity (non-GAAP)	**$ 1,406,641**	**$ 1,155,556**	**$ 1,008,178**
Annualized return on average common equity (GAAP)	10.49%	8.06%	10.12%
Annualized return on average tangible common equity (non-GAAP)	15.59%	12.28%	15.73%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

46

Non-GAAP Reconciliations (cont.)

HTLF Strength. Insight. Growth.

	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common stockholders' equity (GAAP)	$ 1,663,363	$ 1,821,152	$ 2,071,473	$ 2,061,547	$ 2,049,081
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	28,851	30,934	32,988	35,157	37,452
Tangible common stockholders' equity (non-GAAP)	**$ 1,058,507**	**$ 1,214,213**	**$ 1,462,480**	**$ 1,450,385**	**$ 1,435,624**
Common shares outstanding, net of treasury stock	42,439,439	42,369,908	42,275,264	42,250,092	42,245,452
Common stockholders' equity (book value) per share (GAAP)	$ 39.19	$ 42.98	$ 49.00	$ 48.79	$ 48.50
Tangible book value per common share (non-GAAP)	$ 24.94	$ 28.66	$ 34.59	$ 34.33	$ 33.98
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Tangible common stockholders' equity (non-GAAP)	$ 1,058,507	$ 1,214,213	$ 1,462,480	$ 1,450,385	$ 1,435,624
Total assets (GAAP)	$ 19,658,399	$ 19,230,879	$ 19,274,549	$ 18,996,225	$ 18,371,006
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	28,851	30,934	32,988	35,157	37,452
Total tangible assets (non-GAAP)	**$ 19,053,543**	**$ 18,623,940**	**$ 18,665,556**	**$ 18,385,063**	**$ 17,757,549**
Tangible common equity ratio (non-GAAP)	5.56%	6.52%	7.84%	7.89%	8.08%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 142,461	$ 134,679	$ 137,194	$ 142,543	$ 141,218
Plus tax-equivalent adjustment[1]	1,977	2,119	1,975	1,714	1,762
Net interest income, fully tax-equivalent (non-GAAP)	**$ 144,438**	**$ 136,798**	**$ 139,169**	**$ 144,257**	**$ 142,980**
Average earning assets	$17,987,734	$17,757,067	$17,681,917	$17,123,824	$16,819,978
Annualized net interest margin (GAAP)	3.18%	3.08%	3.08%	3.30%	3.37%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.22%	3.12%	3.12%	3.34%	3.41%
Purchase accounting discount	0.07%	0.05%	0.05%	0.08%	0.09%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

47

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Reconciliation of Non-GAAP Measure-Efficiency Ratio					
Net interest income (GAAP)	$ 142,461	$ 134,679	$ 137,194	$ 142,543	$ 141,218
Tax-equivalent adjustment[1]	1,977	2,119	1,975	1,714	1,762
Fully tax-equivalent net interest income	144,438	136,798	139,169	144,257	142,980
Noninterest income	34,539	34,569	32,730	32,724	33,164
Securities gains, net	2,089	(2,872)	(1,563)	(1,535)	(2,842)
Unrealized (gain) loss on equity securities, net	121	283	27	(112)	(83)
Valuation adjustment on servicing rights	—	(1,658)	(502)	(195)	526
Adjusted revenue (non-GAAP)	**$ 181,187**	**$ 167,120**	**$ 169,861**	**$ 175,139**	**$ 173,745**
Total noninterest expenses (GAAP)	$ 106,479	$ 110,797	$ 115,386	$ 110,627	$ 103,376
Less:					
Core deposit and customer relationship intangibles amortization	2,083	2,054	2,169	2,295	2,415
Partnership investment in tax credit projects	737	77	2,549	2,374	1,345
(Gain) loss on sales/valuation of assets, net	(3,230)	46	214	(3)	183
Acquisition, integration and restructuring costs	2,412	576	1,989	204	210
Adjusted noninterest expenses (non-GAAP)	**$ 104,477**	**$ 108,044**	**$ 108,465**	**$ 105,757**	**$ 99,223**
Adjusted noninterest expenses (non-GAAP)	57.66 %	64.65 %	63.86 %	60.38 %	57.11 %
Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP)					
Net income available to common stockholders (GAAP)	$ 49,861	$ 41,076	$ 47,568	$ 53,911	$ 59,593
Plus core deposit and customer relationship intangibles amortization, net of tax[1]	1,645	1,623	1,713	1,814	1,907
Net income available to common stockholders excluding intangible amortization (non-GAAP)	**$ 51,506**	**$ 42,699**	**$ 49,281**	**$ 55,725**	**$ 61,500**
Average common stockholders' equity (GAAP)	$ 1,731,393	$ 2,003,424	$ 2,061,973	$ 2,072,593	$ 1,980,904
Less average goodwill	576,005	576,005	576,005	576,005	576,005
Less average core deposit and customer relationship intangibles, net	29,845	31,931	34,018	36,279	38,614
Average tangible common stockholders' equity (non-GAAP)	**$ 1,125,543**	**$ 1,395,488**	**$ 1,451,950**	**$ 1,460,309**	**$ 1,366,285**
Annualized return on average common equity (GAAP)	11.55 %	8.32 %	9.15 %	10.32 %	12.07 %
Annualized return on average tangible common equity (non-GAAP)	18.35 %	12.41 %	13.47 %	15.14 %	18.05 %

[1] Computed on a tax-equivalent basis using an effective tax rate of 21%.

48

For the Six Months Ended June 30, 2022 2021 Reconciliation of Non-GAAP Measure-Efficiency Ratio Net interest income (GAAP) 277,140 280,823 Tax-equivalent adjustment(1) 4,096 3,523 Fully tax-equivalent net interest income 281,236 284,346 Noninterest income 69,108 63,481 Securities (gains)/losses, net (783) (2,812) Unrealized gain on equity securities, net 404 27 Valuation adjustment on servicing rights (1,658) (391) Adjusted revenue (non-GAAP) 348,307 344,651 Total noninterest expenses (GAAP) 217,276 205,799 Less: Core deposit and customer relationship intangibles amortization 4,137 4,931 Partnership investment in tax credit projects 814 1,380 (Gain)/loss on sales/valuations of assets, net (3,184) 377 Acquistion, integration and restructuring costs 2,988 3,138 Adjusted noninterest expenses (non-GAAP) 212,521 195,973 Efficiency ratio, fully tax-equivalent (non-GAAP) 61.02% 56.86 % Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 90,937 $ 110,394 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 3,268 3,895 Net income excluding intangible amortization (non-GAAP) $ 94,205 $ 114,289 Average common equity (GAAP) 1,866,657 1,972,337 Less average goodwill 576,005 576,005 Less average core deposit and customer relationship intangibles, net 30,883 39,999 Average tangible common equity (non-GAAP) $ 1,259,769 $ 1,356,333 Annualized return on average common equity (GAAP) 9.82% 11.29 % Annualized return on average tangible common equity (non-GAAP) 15.08% 16.99% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 49 Non-GAAP Reconciliations (cont.)